Supplement dated September 8, 2015
to the Prospectus, as supplemented, of the following fund:
Fund	Prospectus Dated
Columbia Funds Series Trust II
Columbia Asia Pacific ex-Japan Fund	3/1/2015
Effective immediately, the following changes are made to the Fund’s prospectus:
The information under the caption “Fees and Expenses of the Fund" in the “Summary of the Fund" section is hereby superseded and replaced with the following:
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and members of your immediate family invest, or agree to invest in the future, at least $50,000 in certain classes of shares of eligible funds distributed by Columbia Management Investment Distributors, Inc. (the Distributor). More information about these and other discounts is available from your financial intermediary, and can be found in the Choosing a Share Class section beginning on page 20 of the Fund’s prospectus and in Appendix S to the Statement of Additional Information (SAI) under Sales Charge Waivers beginning on page S-1.

Shareholder Fees (fees paid directly from your investment)
	Class A	Class C	Classes I, R, R5 and Z
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.75%	None	None
Maximum deferred sales charge (load) imposed on redemptions (as a % of the lower of the original purchase price or current net asset value)	1.00% (a)	1.00% (b)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I	Class R	Class R5	Class Z
Management fees	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%
Distribution and/or service (12b-1) fees	0.25%	1.00%	0.00%	0.50%	0.00%	0.00%
Other expenses(c)	1.01%	1.01%	0.79%	1.01%	0.84%	1.01%
Total annual Fund operating expenses	2.06%	2.81%	1.59%	2.31%	1.64%	1.81%
Less: Fee waivers and/or expense reimbursements(d)	(0.56%)	(0.56%)	(0.50%)	(0.56%)	(0.50%)	(0.56%)
Total annual Fund operating expenses after fee waivers and/or expense reimbursements	1.50%	2.25%	1.09%	1.75%	1.14%	1.25%
(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
(c)	Other expenses are based on estimated amounts for the Fund’s current fiscal year.
(d)	Columbia Management Investment Advisers, LLC and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) until February 28, 2017, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees. Under this agreement, the Fund’s net operating expenses, subject to applicable exclusions, will not exceed the annual rates of 1.50% for Class A, 2.25% for Class C, 1.09% for Class I, 1.75% for Class R, 1.14% for Class R5 and 1.25% for Class Z.
Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:
■	you invest $10,000 in the applicable class of Fund shares for the periods indicated,
■	your investment has a 5% return each year, and
■	the Fund’s total annual operating expenses remain the same as shown in the Annual Fund Operating Expenses table above.
SUP119_10_003_(09/15)

Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above expire as indicated in the preceding table, they are only reflected in the 1 year example and the first year of the other examples. Although your actual costs may be higher or lower, based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Class A (whether or not shares are redeemed)	$719	$1,133	$1,571	$2,785
Class C (assuming redemption of all shares at the end of the period)	$328	$ 818	$1,435	$3,097
Class C (assuming no redemption of shares)	$228	$ 818	$1,435	$3,097
Class I (whether or not shares are redeemed)	$111	$ 453	$ 818	$1,847
Class R (whether or not shares are redeemed)	$178	$ 668	$1,184	$2,603
Class R5 (whether or not shares are redeemed)	$116	$ 468	$ 845	$1,902
Class Z (whether or not shares are redeemed)	$127	$ 515	$ 928	$2,081
The rest of the section remains the same.
The information under the caption "Fee Waiver/Expense Reimbursement Arrangements and Impact on Past Performance" in the "More Information About the Fund" section is hereby superseded and replaced with the following:
Fee Waiver/Expense Reimbursement Arrangements and Impact on Past Performance
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) through February 28, 2017, unless sooner terminated at the sole discretion of the Fund's Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rates of:

Columbia Asia Pacific ex-Japan Fund
Class A	1.50%
Class C	2.25%
Class I	1.09%
Class R	1.75%
Class R5	1.14%
Class Z	1.25%
Under the agreement, the following fees and expenses are excluded from the Fund’s operating expenses when calculating the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investment in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.
Effect of Fee Waivers and/or Expense Reimbursements on Past Performance. The Fund’s returns shown in the Performance Information section of this prospectus reflect the effect of any fee waivers and/or reimbursements of Fund expenses by the Investment Manager and/or any of its affiliates that were in place during the performance period shown. Without such fee waivers/expense reimbursements, the Fund’s returns might have been lower.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
2
SUP119_10_003_(09/15)